Exhibit 10.83

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

FED-PA-3712-LA-2303063

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See

Managing Director – Aircraft Acquisitions & Sales

Subject:	[*]

Reference:	(a) Purchase Agreement No. 3712 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated December 14, 2011 relating to Model 767-3S2F Aircraft (767 Purchase Agreement)

(b) Letter Agreement No. FED-PA-03712-LA-1106156R6; Option Aircraft, between Boeing and Customer dated June 22, 2021 (Option Aircraft Letter Agreement)

(c) Notice No. FED-PA-3712-NM-2300246; 767-3S2F Delivery Month Change Notification, from Boeing to Customer dated January 31, 2023 (Option Aircraft Notice)

This letter agreement (Letter Agreement) amends and supplements the 767 Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the referenced 767 Purchase Agreement.

1. Background.

1.1 Pursuant to (i) paragraph 6.1 of the Option Aircraft Letter Agreement, and (ii) the Revised Contract Delivery Months provided in the Option Aircraft Notice, [*].

1.2 [*].

FED-PA-3712-LA-2303063 [*]		Page 1
BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

2. Agreement.

[*] as listed in Table 2.1 below.

Table 2.1

Contracted Delivery Date	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

3. Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

FED-PA-3712-LA-2303063 [*]		Page 2
BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2023

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its Vice President

FED-PA-3712-LA-2303063 [*]		Page 3
BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.